EXHIBIT 4.10


                            AMENDMENT NUMBER ONE TO
                              FACTORING AGREEMENT
               FOR THE PURCHASE AND SALE OF ACCOUNTS RECEIVABLE

     This Amendment Number One To Factoring Agreement for the Purchase and Sale of Accounts Receivable ("Agreement") dated the 4th day of August 2000, is made as of this 1st day of November, 2000, between:

     (1) VITRO ENVASES NORTEAMERICA, S.A. DE C.V., a corporation organized under the laws of Mexico and having an address at Magallanes 517 Ote. Col. Trevino, Monterrey, N.L. C.P. 64570;

     (2) VIDRIERA MONTERREY, S.A. DE C.V., a corporation organized under the laws of Mexico and having an address at Magallanes 517 Ote. Col. Trevino, Monterrey, N.L. C.P. 64570;

     (3) VIDRIERA MEXICO, S.A. DE C.V., a corporation organized under the laws of Mexico and having an address at Lago Zurich 243, Col. Anahuac, Mexico D.F., C.P. 11320;

     (4) VIDRIERA LOS REYES, S.A. DE C.V., a corporation organized under the laws of Mexico and having an address at Ave. Presidente Juarez 2039, Los Reyes Tlalnepantta Estado de Mexico C.P. 54090;

     (5) VIDRIERA GUADALAJARA, S.A. DE C.V., a corporation organized under the laws of Mexico and having an address at Libra 225, Fracc. Juan Manuel Vallarta, Zapopan Jalisco, C.P. 45120;

     (6) VIDRIERA QUERETARO, S.A. DE C.V., a corporation organized under the laws of Mexico and having an address at Coahuila 5 Col. Obrera, Queretaro, Queretaro C.P. 76130;

     (7) VIDRIERA TOLUCA, S.A. DE C.V., a corporation organized under the laws of Mexico and having an address at Carretera Mexico - Toluca Km. 57.5, Toluca Estado de Mexico 50200;

     (8) VIDRIERA MEXICALLI, S.A. DE C.V., a corporation organized under the laws of Mexico and having an address at Carretera San Luis Rio Colorado Km. 11.5 No 1662, Mexicali Baja California,C.P. 21600; and

     (9) COMPANIA MEXICANA DE ENVASES, S.A. DE C.V., Magallanes 517 Ote. Col. Trevino, Monterrey, N.L. C.P. 64570

     Each of the above nine VITRO companies are herein referred to individually as a "Company" collectively as "the Companies", and

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     TRANSAMERICA COMMERCIAL FINANCE CORPORATION, a corporation existing under the laws of Delaware, United States of America, with its principal offices at 5595 Trillium Boulevard, Hoffman Estates, IL 60192 ("TCFC");

                                   RECITALS

     (A) Whereas The Companies and TCFC desire to amend the Factoring Agreement to add an additional Vitro Company, Compania Vidriera, S.A. de C.V., as a party to the Factoring Agreement;

     (B) Simultaneously with the execution of this Agreement the Companies and TDF de Mexico S.R.L. de C.V. ("TDFM"), an affiliate of TCFC, are entering into an Amendment to the Service Agreement ("Servicing Agreement") regarding adding Compania Vidriera S.A. de C.V. as an additional party to the servicing Agreement;

     NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties agree as follows:

1. Agreement to Add an Additional Party. Each Company and TCFC hereby agrees, and Compania Vidriera S.A. de C.V. hereby agrees, that Compania Vidriera S.A. de C.V. is hereby added as an additional party to this Agreement. All parties, including Compania Vidriera S.A. de C.V., agree that Compania Vidriera S.A. de C.V. shall hereby be considered as a party to this Agreement for all purposes, including without limitation, for purposes of Section 14.8 of the Agreement. All parties, including Compania Vidriera S.A. de C.V. agree that Compania Vidriera S.A. de C.V. shall be considered as a "Company" and as one of the "Companies" for all purposes under the Agreement.

2. Reaffirmation of Obligations. Each Company, including Compania Vidriera, S.A. de C.V., hereby reaffirms all of its respective obligations under the Agreement, including but not limited to, the Joint and Several Liability obligations of each Company, including Compania Vidriera S.A. de C.V., under
Section 14.8 of the Agreement regarding Joint and Several Liability of the Companies. Compania Vidriera S.A. de C.V. hereby specifically agrees to be jointly and severally liable along with all other Companies for the obligations of each of the Companies, pursuant to the terms of Section 14.8.

3. Exhibit C of the Agreement is hereby amended by adding the following bank account information for Compania Vidriera S.A. de C.V. to Exhibit C:

Compania Vidriera S.A. de C.V.
Chase Bank of Texas
Houston TX
ABA No. 113 000609
Account No. 0010 3423 324


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4. All other terms and conditions of the Agreement shall hereby remain in full force and effect except as specifically modified herein.

5. This Amendment Number One may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Amendment to the Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment Number One to be executed as of the day and year first above written.

                                 TRANSAMERICA COMMERCIAL FINANCE CORPORATION

                                 By:
                                     --------------------------------------
                                     Name:
                                     Title:

                                 VITRO ENVASES NORTE AMERICA,
                                 S.A. DE C.V.

                                 By:
                                     --------------------------------------
                                     Name:
                                     Title:

                                 By:
                                     --------------------------------------
                                     Name:
                                     Title:

                                 VIDRIERA MONTERREY, S.A. DE C.V.

                                 By:
                                     --------------------------------------
                                     Name:
                                     Title:

                                 By:
                                     --------------------------------------
                                     Name:
                                     Title:

                                 VIDRIERA MEXICO, S.A. DE C.V.

                                 By:
                                     --------------------------------------
                                     Name:
                                     Title:

                                 By:
                                     --------------------------------------
                                     Name:
                                     Title:

                                 VIDRIERA LOS REYES, S.A. DE C.V.

                                 By:
                                     --------------------------------------
                                     Name:
                                     Title:

                                 By:
                                     --------------------------------------
                                     Name:
                                     Title:

                                 VIDRIERA GUADALAJARA, S.A. DE C.V.

                                 By:
                                     --------------------------------------
                                     Name:
                                     Title:

                                 By:
                                     --------------------------------------
                                     Name:
                                     Title:

                                 VIDRIERA QUERETARO, S.A. DE C.V.

                                 By:
                                     --------------------------------------
                                     Name:
                                     Title:

                                 By:
                                     --------------------------------------
                                     Name:
                                     Title:

                                 VIDRIERA TOLUCA, S.A. DE C.V.

                                 By:
                                     --------------------------------------
                                     Name:
                                     Title:

                                 By:
                                     --------------------------------------
                                     Name
                                     Title:

                                 VIDRIERA MEXICALLI, S.A. DE C.V.

                                 By:
                                     --------------------------------------
                                     Name:
                                     Title:

                                 By:
                                     --------------------------------------
                                     Name:
                                     Title:


                                 COMPANIA MEXICANA DE ENVASES,
                                 S.A. DE C.V.

                                 By:
                                     --------------------------------------
                                     Name:
                                     Title:

                                 By:
                                     --------------------------------------
                                     Name:
                                     Title: